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UNITED STATES
SECURITIESANDEXCHANGECOMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 29, 2011

APPLIED NANOTECH HOLDIINGS, INC.
(Exact name of registrant as specified in its charter)

TEXAS	1-11602	76-0273345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3006 Longhorn Boulevard, Suite 107, Austin, Texas	78758
(Address of principal executive offices)	(Zip Code)

(512) 339 - 5020
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 29, 2011, the Board of Directors appointed Mr. Xin Li to the Board of Directors of the Company. This appointment results from the completion of the investment described in the 8K dated February 13, 2011. Mr. Li has not yet been appointed to any committees.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press release dated April 4, 2011.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Nanotech Holdings, Inc.

By: /s/ Douglas P. Baker
Date: April 4, 2011	Douglas P. Baker Chief Executive Officer